UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

Resolute Holdings Management, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42458	33-1246734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue, Suite 5B New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 256-8405

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	RHLD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01. Regulation FD Disclosure.

Resolute Holdings Management, Inc. (the “Company”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially filed on December 30, 2024 (as amended, the “Registration Statement”), relating to the distribution (the “Spin-Off”) of all shares of the Company’s common stock by CompoSecure, Inc. (“CompoSecure”) to holders of CompoSecure’s Class A common stock, par value $0.0001 per share (the “CompoSecure Common Stock”).

On February 13, 2025, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Spin-Off and provides important information regarding the Company’s business and management. The final information statement, dated February 13, 2025 (the “Information Statement”), is attached hereto as Exhibit 99.1. On February 14, 2025, CompoSecure commenced mailing the Information Statement to holders of CompoSecure Common Stock.

As further described in the Information Statement, subject to the satisfaction or waiver of certain conditions, the Spin-Off is expected to be effective as of 12:01 a.m., New York City time, on February 28, 2025 (the “Distribution Date”) subject to the satisfaction or waiver of certain conditions to the Spin-Off. Holders of CompoSecure Common Stock will be entitled to receive one (1) share of the Company’s common stock for every twelve (12) shares of CompoSecure Common Stock held on February 20, 2025, the record date for the distribution (“Record Date”).

Beginning on or around February 20, 2025, the Company's common stock is expected to begin trading on a “when-issued” basis on The Nasdaq Stock Market LLC under the ticker symbol “RHLDV”. Subject to the Spin-Off occurring on the Distribution Date, at the close of trading on February 27, 2025, when-issued trading of the Company’s common stock will end and on February 28, 2025, “regular-way” trading under the ticker symbol “RHLD” will begin.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Information Statement of Resolute Holdings Management, Inc. dated February 13, 2025.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Forward-Looking Statements

This document contains forward-looking statements. These forward-looking statements might be identified by words, and variations of words, such as “will,” “expect,” “may,” “would,” “could,” “plan,” “believe,” “anticipate,” “intend,” “estimate,” “potential,” “position,” “forecast,” “target,” “outlook,” and similar expressions. These forward-looking statements involve risks and uncertainties, many of which are beyond the Company’s control. Factors that could cause the Company’s actual results to differ materially from those described in the Company’s forward-looking statements include, but are not limited to, CompoSecure’s success in executing and completing the Spin-Off and the Company’s compliance with the various legal, regulatory, tax, and other laws to which the Company is subject and related changes, claims, or action. Please also see the “Risk Factors” section of the Company’s Form 10 filed with the SEC and any updates or amendments it makes in future filings. There may be other factors not presently known to the Company or which it currently considers to be immaterial that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements the Company makes. The Company does not undertake any obligation to update or revise its forward-looking statements except as required by applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 14, 2025

RESOLUTE HOLDINGS MANAGEMENT, INC.

By:	/s/ Steven J. Feder
Name:	Steven J. Feder
Title:	Secretary

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